                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 18, 1999

                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)

         DELAWARE                       1-5885                    13-2625764
  (State or other juris-             (Commission                (IRS Employer
diction of incorporation)            File Number)            Identification No.)

        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (212) 483-2323

        -----------------------------------------------------------------


          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On October 18, 1999, the Registrant issued a press release announcing its earnings for the three-month and nine-month periods ended September 30, 1999. Also, announced in the press release, the Board of Directors approved the purchase of up to $3 billion in J.P. Morgan common stock. A copy of such press release is filed herein as Exhibit 99a.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements

              NONE.

         (b)  Pro Forma Financial Information

              NONE.

         (c)  Exhibits

              12.  Statement re computation of ratios.

              99a. Copy of press release of J.P. Morgan & Co. Incorporated dated
                   October 18, 1999.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        J.P. MORGAN & CO. INCORPORATED

                        ------------------------------
                        (REGISTRANT)




                        /s/Grace B. Vogel

                        ----------------------------
                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer



DATE: October 18, 1999